October 31, 2011

DREYFUS INSTITUTIONAL CASH ADVANTAGE FUNDS

Supplement to Prospectus

dated September 1, 2011

            The following information replaces all contrary information contained in the section of the Fund’s Prospectus entitled “Shareholder Guide:”

The fund’s NAV is calculated at 5:00 p.m., Eastern time, on days the New York Stock Exchange, or the transfer agent, is open for regular business.

Investors should disregard any other reference to NAV calculation times disclosed in the Prospectus under the sub-sections “How to Buy Shares” and “How to Sell Shares” other than the 5:00 p.m. NAV Calculation described above.